Exhibit 10.16(e)

LETTER AGREEMENT NO. 4

As of October 31, 2014

Frontier Airlines, Inc.

7001 Tower Road

Denver, Colorado 80249-7312

Re:	SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A321 Purchase Agreement dated of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	AIRCRAFT ENHANCEMENT

*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by electronic mail or by facsimile transmission) will be an original, but all such counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ James G. Dempsey

Its:	Chief Financial Officer

Confidential